                                                                  EXHIBIT 99.d22

                               AMENDMENT NO. 4 TO
                   MANAGEMENT AGREEMENT (INSTITUTIONAL CLASS)

     THIS AMENDMENT NO. 4 TO MANAGEMENT AGREEMENT  (INSTITUTIONAL CLASS) is made as of the 1st day of May, 2004, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American
Century  Investment  Management,  Inc., a Delaware  corporation (the "Investment
Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

     WHEREAS,  the Companies  (other than American Century  Quantitative  Equity
Funds, Inc., a Maryland corporation  ("ACQEF,  Inc."))and the Investment Manager are parties to a certain Management Agreement (Institutional Class) dated August
1, 1997,  amended by Amendment  No. 1 dated August 1, 2001 and  Amendment  No. 2 dated March 1, 2002 , December 31, 2002("Agreement"); and

     WHEREAS, Companies and Investment Manager now desire to amend the Agreement to add ACQEF, Inc. as a party thereto;

     NOW,  THEREFORE,  IN  CONSIDERATION  of the mutual  promises and agreements herein contained, the parties agree as follows:

     1.   Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their  entirety and inserting in lieu therefor the
          Exhibits A, B, C and D attached hereto.

     2.   After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 4.

     3.   In the event of a conflict between the terms of this Amendment and the
          Agreement,  it is the  intention of the parties that the terms of this
          Amendment shall control and the Agreement shall be interpreted on that basis.  To the extent the  provisions of the  Agreement  have not been amended by this  Amendment,  the parties hereby confirm and ratify the
          Agreement.

     4.   Except as expressly supplemented,  amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain  unamended and shall continue to be in full force and effect.

     IN WITNESS  WHEREOF,  the parties have caused this Amendment to be executed by their respective duly authorized  officers as of the day and year first above written.

AMERICAN CENTURY INVESTMENT             AMERICAN CENTURY GOVERNMENT INCOME TRUST
MANAGEMENT, INC.                        AMERICAN CENTURY INVESTMENT TRUST
                                        AMERICAN CENTURY MUNICIPAL TRUST
                                        AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

By:     /s/ David C. Tucker              By:     /s/ Charles C. S. Park
        ----------------------------             -------------------------------
Name:   David C. Tucker                  Name:   Charles C.S. Park
Title:  Senior Vice President            Title:  Vice President of each

Attest: /s/ Otis H. Cowan                Attest: /s/ Otis H. Cowan
        -----------------------------            ------------------------------
Name:   Otis H. Cowan                    Name:   Otis H. Cowan
Title:  Assistant Secretary              Title:  Assistant Secretary of each

                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                        Date
---------------------------------------                        -----

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
      Equity Growth Fund                                   May 1, 2004
      Income & Growth Fund                                 May 1, 2004
      Small Company Fund                                   May 1, 2004

AMERICAN CENTURY INVESTMENT TRUST
      Diversified Bond Fund                                August 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
      Inflation-Adjusted Bond Fund                         March 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
      Tax-Free Bond Fund                                   December 31, 2002

Dated:  May 1, 2004

                                      A-1

                                    EXHIBIT B

                          SERIES INVESTMENT CATEGORIES

Investment Category                 Series
-------------------                 ------

BOND FUNDS                          Diversified Bond Fund
                                    Inflation-Adjusted Bond Fund
                                    Tax-Free Bond Fund

Investment Category                 Series
-------------------                 ------

EQUITY FUNDS                        Equity Growth Fund
                                    Income & Growth Fund
                                    Small Company Fund

Investment Category                 Series
-------------------                 ------

MONEY MARKET FUNDS                  none

Dated:  May 1, 2004

                                      B-1

                                    EXHIBIT C

              INVESTMENT CATEGORY FEE SCHEDULES: MONEY MARKET FUNDS

                                SCHEDULE 1 FUNDS:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.2500%
                 Next $1 billion                    0.2070%
                 Next $3 billion                    0.1660%
                 Next $5 billion                    0.1490%
                 Next $15 billion                   0.1380%
                 Next $25 billion                   0.1375%
                 Thereafter                         0.1370%

                                SCHEDULE 2 FUNDS:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.2700%
                 Next $1 billion                    0.2270%
                 Next $3 billion                    0.1860%
                 Next $5 billion                    0.1690%
                 Next $15 billion                   0.1580%
                 Next $25 billion                   0.1575%
                 Thereafter                         0.1570%

                                SCHEDULE 3 FUNDS:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.3700%
                 Next $1 billion                    0.3270%
                 Next $3 billion                    0.2860%
                 Next $5 billion                    0.2690%
                 Next $15 billion                   0.2580%
                 Next $25 billion                   0.2575%
                 Thereafter                         0.2570%

                                      C-1

                                SCHEDULE 4 FUNDS:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.2300%
                 Next $1 billion                    0.1870%
                 Next $3 billion                    0.1460%
                 Next $5 billion                    0.1290%
                 Next $15 billion                   0.1180%
                 Next $25 billion                   0.1175%
                 Thereafter                         0.1170%

                       CATEGORY FEE SCHEDULES: BOND FUNDS

                                SCHEDULE 1 FUNDS:
                          Inflation-Adjusted Bond Fund
                               Tax-Free Bond Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.2800%
                 Next $1 billion                    0.2280%
                 Next $3 billion                    0.1980%
                 Next $5 billion                    0.1780%
                 Next $15 billion                   0.1650%
                 Next $25 billion                   0.1630%
                 Thereafter                         0.1625%

                                SCHEDULE 2 FUNDS:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.3100%
                 Next $1 billion                    0.2580%
                 Next $3 billion                    0.2280%
                 Next $5 billion                    0.2080%
                 Next $15 billion                   0.1950%
                 Next $25 billion                   0.1930%
                 Thereafter                         0.1925%

                                      C-2

                 CATEGORY FEE SCHEDULES: BOND FUNDS (CONTINUED)

                                SCHEDULE 3 FUNDS:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.3600%
                 Next $1 billion                    0.3080%
                 Next $3 billion                    0.2780%
                 Next $5 billion                    0.2580%
                 Next $15 billion                   0.2450%
                 Next $25 billion                   0.2430%
                 Thereafter                         0.2425%

                                SCHEDULE 4 FUNDS:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.6100%
                 Next $1 billion                    0.5580%
                 Next $3 billion                    0.5280%
                 Next $5 billion                    0.5080%
                 Next $15 billion                   0.4950%
                 Next $25 billion                   0.4930%
                 Thereafter                         0.4925%

                                SCHEDULE 5 FUNDS:
                              Diversified Bond Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.4100%
                 Next $1 billion                    0.3580%
                 Next $3 billion                    0.3280%
                 Next $5 billion                    0.3080%
                 Next $15 billion                   0.2950%
                 Next $25 billion                   0.2930%
                 Thereafter                         0.2925%

                                SCHEDULE 6 FUNDS:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.6600%
                 Next $1 billion                    0.6080%
                 Next $3 billion                    0.5780%
                 Next $5 billion                    0.5580%
                 Next $15 billion                   0.5450%
                 Next $25 billion                   0.5430%
                 Thereafter                         0.5425%

                                      C-3

                      CATEGORY FEE SCHEDULES: EQUITY FUNDS

                                SCHEDULE 1 FUNDS:
                               Equity Growth Fund
                              Income & Growth Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.5200%
                 Next $5 billion                    0.4600%
                 Next $15 billion                   0.4160%
                 Next $25 billion                   0.3690%
                 Next $50 billion                   0.3420%
                 Next $150 billion                  0.3390%
                 Thereafter                         0.3380%

                                SCHEDULE 2 FUNDS:
                               Small Company Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.7200%
                 Next $5 billion                    0.6600%
                 Next $15 billion                   0.6160%
                 Next $25 billion                   0.5690%
                 Next $50 billion                   0.5420%
                 Next $150 billion                  0.5390%
                 Thereafter                         0.5380%

Dated:  May 1, 2004

                                      C-4

                                    EXHIBIT D

                              COMPLEX FEE SCHEDULE

                 Complex Assets                     Fee Rate
                 --------------                     --------
                 First $2.5 billion                 0.1100%
                 Next $7.5 billion                  0.1000%
                 Next $15.0 billion                 0.0985%
                 Next $25.0 billion                 0.0970%
                 Next $50.0 billion                 0.0960%
                 Next $100.0 billion                0.0950%
                 Next $100.0 billion                0.0940%
                 Next $200.0 billion                0.0930%
                 Next $250.0 billion                0.0920%
                 Next $500.0 billion                0.0910%
                 Thereafter                         0.0900%

Dated:  May 1, 2004

                                      D-1